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                                    EXHIBIT 1

            The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

                       BAYSTAR CAPITAL II, L.P.
                       By: Baystar Capital Management, LLC, its General Partner


                       By: /s/ Lawrence Goldfarb
                          -------------------------------------
                       Name: Lawrence Goldfarb
                       Title: Managing Member

                       BAYSTAR CAPITAL MANAGEMENT, LLC


                       By: /s/ Lawrence Goldfarb
                          -------------------------------------
                       Name: Lawrence Goldfarb
                       Title: Managing Member


                       /s/ Lawrence Goldfarb
                       ----------------------------------------
                       Lawrence Goldfarb


                       /s/ Steven M. Lamar
                       ----------------------------------------
                       Steven M. Lamar


                       BAY EAST, L.P.


                       By: /s/ Steven Derby
                           ------------------------------------
                       Name: Steven Derby
                       Title: General Partner


                       /s/ Steven Derby
                       ----------------------------------------
                       Steven Derby


Dated: September 2, 2004